                                                                    EXHIBIT 99.1



                                                        MONTHLY OPERATING REPORT
CASE NAME:Park Pharmacy Corporation
                                                                   ACCRUAL BASIS
CASE NUMBER: 02-80896-SAF-11
                                                             02/13/95, RWD, 2/96
JUDGE: Felsenthal

                         UNITED STATES BANKRUPTCY COURT
                   NORTHERN ________ DISTRICT OF _______ TEXAS

                                 6 ___ DIVISION

                    MONTHLY OPERATING REPORT

                        MONTH ENDING: December 31 , 2002



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ CRAIG MACKEY                          President, Park Pharmacy Corporation
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

Craig Mackey                                    20-Jan-03
----------------------------------------  --------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE


PREPARER:                                 CONTROLLER, PARK PHARMACY CORPORATION
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE

James Morrison                                  20 Jan-03
----------------------------------------  --------------------------------------
PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-1

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET

                                         SCHEDULE
ASSETS                                    AMOUNT              MONTH             MONTH              MONTH
------                                 ------------        -----------       -----------        -----------
1. UNRESTRICTED CASH                       $312,958           $332,116

2. RESTRICTED CASH

3. TOTAL CASH                              $312,958           $332,116                $0                 $0

4. ACCOUNTS RECEIVABLE (NET)

5. INVENTORY

6. NOTES RECEIVABLE

7. PREPAID EXPENSES                        $272,072           $241,701

8. OTHER (ATTACH LIST)                     $296,607           $296,607

9. TOTAL CURRENT ASSETS                    $881,637           $870,424                $0                 $0

10. PROPERTY, PLANT & EQUIPMENT            $219,308           $219,308

11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                $91,297            $95,158

12. NET PROPERTY, PLANT &
    EQUIPMENT                              $128,011           $124,150                $0                 $0

13. DUE FROM INSIDERS

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)           $4,736,932         $4,736,932

15. OTHER (ATTACH LIST)                      $3,701             $4,201

16. TOTAL ASSETS                         $5,750,281         $5,735,707                $0                 $0

POSTPETITION LIABILITIES

17. ACCOUNTS PAYABLE                                           $12,356

18. TAXES PAYABLE

19. NOTES PAYABLE

20. PROFESSIONAL FEES

21. SECURED DEBT

22. OTHER (ATTACH LIST)                                        $80,602

23. TOTAL POSTPETITION
    LIABILITIES                                                $92,958                $0                 $0

24. SECURED DEBT                         $5,794,179         $5,793,183

25. PRIORITY DEBT

26. UNSECURED DEBT                          $32,960            $16,480

27. OTHER (ATTACH LIST)                 ($2,715,016)       ($2,811,301)

28. TOTAL PREPETITION LIABILITIES        $3,112,123         $2,998,362                $0                 $0

29. TOTAL LIABILITIES                    $3,112,123         $3,091,320                $0                 $0

EQUITY

30. PREPETITION OWNERS' EQUITY                              $2,638,158

31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                            $5,876

32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                          $353

33. TOTAL EQUITY                         $2,638,158         $2,644,387                $0                 $0

34. TOTAL LIABILITIES &
    OWNERS' EQUITY                       $5,750,281         $5,735,707                $0                 $0

ACCOUNT N DESCRIPTION                            12/31/2002 TB        ADJUSTMENTS     ADJ. TB                   LINE       REPORT
---------------------                            -------------        -----------   ------------                ------     ------
          ASSETS
 1030     ZBA - Bank of Texas                      (109,989.65)                      (109,989.65)                 ln 01     MOR-1
 1065     Bank One- Clearing Account                 64,326.81                         64,326.81                  ln 01     MOR-1
 1070     Bank One - Health & Welfare Claims         84,125.19                         84,125.19                  ln 01     MOR-1
 1080     Bank One - Section 125                      3,496.33                          3,496.33                  ln 01     MOR-1
 1105     Bank of Texas                             290,157.80                        290,157.80     332,116.48   ln 01     MOR-1
                                                                                                  ---------------------
                                                                                                     332,116.48   LN 03     MOR-1
                                                                                                  ---------------------
 1400     Prepaid Insurance                         118,323.51                        118,323.51                  ln 07     MOR-1
 1415     Prepaid Inventory-Texas Drug                7,294.92                          7,294.92                  ln 07     MOR-1
 1416     Prepaid Inventory-Cardinal                 25,000.00                         25,000.00                  ln 07     MOR-1
 1420     Prepaid expenses                           91,082.29                         91,082.29     241,700.72   ln 07     MOR-1

 1270     Employee Advances                              60.20                             60.20                  ln 08     MOR-1
 1275     Other Receivables                         296,547.00                        296,547.00     296,607.20   ln 08     MOR-1
                                                                                                  ---------------------
                                                                                                     870,424.40   LN 09     MOR-1
                                                                                                  ---------------------
 1520     Leasehold Improvements                      3,794.64                          3,794.64                  ln 10     MOR-1
 1530     Fixtures & Equipment                       52,277.78                         52,277.78                  ln 10     MOR-1
 1540     Computer Equipment                        100,989.53                        100,989.53                  ln 10     MOR-1
 1541     Computer Software                          16,924.94                         16,924.94                  ln 10     MOR-1
 1550     Vehicles                                   45,321.17                         45,321.17     219,308.06   ln 10     MOR-1

 1620     Accum Depr - Leasehold Impts                 (262.25)                          (262.25)                 ln 11     MOR-1
 1630     Accum Depr - Fixtures & Equip             (14,299.08)                       (14,299.08)                 ln 11     MOR-1
 1640     Accum Depr - Computer Equip               (52,225.63)                       (52,225.63)                 ln 11     MOR-1
 1641     Accum Depr - Computer Software            (12,508.86)                       (12,508.86)                 ln 11     MOR-1
 1650     Accum Depr - Vehicles                     (15,862.39)                       (15,862.39)    (95,158.21)  ln 11     MOR-1
                                                                                                  ---------------------
                                                                                                     124,149.85   LN 12     MOR-1
                                                                                                  ---------------------
 1703     Goodwill- Total Pharmacy Sup            1,131,031.50                      1,131,031.50                  ln 14     MOR-1
 1706     Goodwill- Park Infusion                 1,141,375.35                      1,141,375.35                  ln 14     MOR-1
 1780     PPPN Equity Position                      (92,537.00)                       (92,537.00)                 ln 14     MOR-1
 1780-06- Investment in THC                           1,000.00                          1,000.00                  ln 14     MOR-1
 1781     Investment in Dougherty's               2,792,779.32                      2,792,779.32                  ln 14     MOR-1
 1783     Total Pharmacy Equity Position            (15,755.00)                       (15,755.00)                 ln 14     MOR-1
 1784     Park LP Hold Equity Position               10,660.00                         10,660.00                  ln 14     MOR-1
 1785     Park GP Oper Equity Position                5,000.00                          5,000.00                  ln 14     MOR-1
 1803     Accum Amort - Goodwill - Total           (127,241.01)                      (127,241.01)                 ln 14     MOR-1
 1806     Accum Amort - Goodwill - PI              (109,381.79)                      (109,381.79)  4,736,931.37   ln 14     MOR-1

 1450     Deposits                                    4,201.17                          4,201.17       4,201.17   ln 15     MOR-1
                                                                                                  ---------------------
                                                                                                   5,735,706.79   LN 16     MOR-1
                                                                                                  =====================

ACCOUNT N DESCRIPTION                            12/31/2002 TB     ADJUSTMENTS      ADJ. TB                        LINE      REPORT
---------------------                            -------------     -----------   -------------                    ------     ------
         POST PETITION LIABILITIES
         Post Petition Accounts Payable
         (Park Only)                                                (12,356.12)     (12,356.12)     (12,356.12)   Ln 17      MOR-1

2100     PostPetition Accrued Payroll               (43,712.54)                     (43,712.54)                   Ln 22      MOR-1
2105     Accrued Legal (Trustee)                     (8,000.00)                      (8,000.00)                   Ln 22      MOR-1
2145     PostPetition Accrued Directors Fees                         (4,166.00)      (4,166.00)                   Ln 22      MOR-1
2160     PostPetition Accrued Accounting Fees                       (10,000.00)     (10,000.00)                   Ln 22      MOR-1
2310     PostPetition Health Insurance Payable                      (14,365.53)     (14,365.53)                   Ln 22      MOR-1
2320     PostPetition 401K Plan Payable                                 (50.50)         (50.50)                   Ln 22      MOR-1
2350     PostPetition Eye Insurance Clearing                           (307.20)        (307.20)     (80,601.77)   Ln 22      MOR-1
                                                                                                -----------------------
                                                                                                    (92,957.89)   LN 23      MOR-1
                                                                                                -----------------------
         PREPETITION LIABILITIES:
2401     S-T Notes Pay - BOT Revl #5             (2,595,322.92)                  (2,595,322.92)                   Ln 24      MOR-1
2440     Current Portion of L/T Debt -           (3,111,908.20)     (69,153.52)  (3,181,061.72)                   Ln 24      MOR-1
2430     Cur Portion L/T Debt - Lexus               (11,996.39)                     (11,996.39)                   Ln 24      MOR-1
2547     Note Payable - N.D.B. - Lexus               (4,802.04)                      (4,802.04)  (5,793,183.07)   Ln 24      MOR-1

2450     D&O/General Insurance                      (16,480.29)                     (16,480.29)     (16,480.29)   Ln 26      MOR-1

         PREPETITION ACCOUNTS PAYABLE
         (Park Only)                                               (128,018.76)    (128,018.76)                   Ln 27      MOR-1
1990     ICT AP Clearing                              6,620.19                        6,620.19                    Ln 27      MOR-1
2010     Accounts Payable                        (6,523,929.60)     209,528.40   (6,314,401.20)                   Ln 27      MOR-1
1251-08- Due To/From Medicine Man                 3,151,679.42                    3,151,679.42                    Ln 27      MOR-1
1252     Due To/From HPA/Rx-Pro                   3,555,759.66                    3,555,759.66                    Ln 27      MOR-1
1254     Due To/From Dougherty's                   (775,045.39)                    (775,045.39)                   Ln 27      MOR-1
1255     Due To/From TPS                            447,499.88                      447,499.88                    Ln 27      MOR-1
1256     Due To/From Park Infusion                2,494,195.81                    2,494,195.81                    Ln 27      MOR-1
1257     Due To/From Park LP Holdings                15,380.00                       15,380.00                    Ln 27      MOR-1
1258     Due To/From Park Operating GP               (2,567.56)                      (2,567.56)                   Ln 27      MOR-1
1259     Due To/From Total Healthcare             1,027,891.63                    1,027,891.63                    Ln 27      MOR-1
2110     Accrued Property Taxes                          24.51                           24.51                    Ln 27      MOR-1
2130     Accrued Vacation                           (29,734.47)                     (29,734.47)                   Ln 27      MOR-1
2140     Accrued Bonus                              (28,525.50)                     (28,525.50)                   Ln 27      MOR-1
2145     Accrued Directors Fees                     (10,560.66)       4,166.00       (6,394.66)                   Ln 27      MOR-1
2160     Accrued Accounting Fees                    (24,730.25)      10,000.00      (14,730.25)                   Ln 27      MOR-1
2180     Other Accrued Expenses                    (237,205.93)                    (237,205.93)                   Ln 27      MOR-1
2310     Health Insurance Payable                  (181,581.07)      14,365.53     (167,215.54)                   Ln 27      MOR-1
2320     401K Plan Payable                              (35.36)          50.50           15.14                    Ln 27      MOR-1
2335     Dental/Extra Life Clearing                  10,130.51                       10,130.51                    Ln 27      MOR-1
2340     Section 125 Clearing                        (4,287.28)                      (4,287.28)                   Ln 27      MOR-1
2350     Eye Insurance Clearing                        (175.92)         307.20          131.28                    Ln 27      MOR-1
2610     Deferred gain on Sale of Tampa            (189,900.00)                    (189,900.00)   2,811,301.49    Ln 27      MOR-1
                                                                                                --------------
                                                                                                 (2,998,361.87)   LN 28      MOR-1
                                                                                                --------------
                                                                                                --------------
                                                                                                 (3,091,319.76)   LN 29      MOR-1
                                                                                                --------------
         EQUITY
         PrePatition Owner's Equity                              (2,638,158.08)  (2,638,158.08)  (2,638,158.08)   Ln 30      MOR-1

         Current Year Income (Loss)                 145,206.68     (151,082.96)      (5,876.28)      (5,876.28)   Ln 31      MOR-1

1750     Deferred Compensation                        7,024.50       (7,191.75)        (167.25)                   Ln 32      MOR-1
1751     Deferred Compensation-options                7,787.48       (7,972.90)        (185.42)        (352.67)   Ln 32      MOR-1
2700     Common Stock                                (1,011.00)       1,011.00            0.00
2710     Preferred Stock - Series A                  (2,614.00)       2,614.00            0.00
2750     Additional Paid in Capital              (7,889,125.60)   7,889,125.60            0.00
2800     Retained earnings                        5,088,344.91   (5,088,344.91)           0.00
                                                                                                --------------
                                                                                                 (2,644,387.03)   LN 33      MOR-1
                                                                                                --------------
                                                                                                 (5,735,706.79)   LN 34      MOR-1
                                                                                                ==============
                                                          0.00            0.00           (0.00)           0.00
                                                --------------   -------------   -------------  --------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-2

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

INCOME STATEMENT

                                                                                                         QUARTER
                                                         MONTH           MONTH           MONTH            TOTAL
                                                         -----           -----           -----           -------
REVENUES


1. GROSS REVENUES
2. LESS: RETURNS & DISCOUNTS
3. NET REVENUE                                              $0            $0               $0               $0


COST OF GOODS SOLD


4. MATERIAL
5. DIRECT LABOR
6. DIRECT OVERHEAD
7. TOTAL COST OF GOODS SOLD                                 $0            $0               $0               $0
8. GROSS PROFIT                                             $0            $0               $0               $0


OPERATING EXPENSES


9.  OFFICER/INSIDER COMPENSATION                       $29,456
10. SELLING & MARKETING
11. GENERAL & ADMINISTRATIVE                           $95,635
12. RENT & LEASE                                        $8,086
13. OTHER (ATTACH LIST)
14. TOTAL OPERATING EXPENSES                          $133,177            $0               $0               $0
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                 ($133,177)           $0               $0               $0


OTHER INCOME & EXPENSES


16. NON-OPERATING INCOME (ATT. LIST)
17. NON-OPERATING EXPENSE (ATT. LIST)
18. INTEREST EXPENSE                                   $40,513
19. DEPRECIATION/DEPLETION                              $3,861
20. AMORTIZATION
21. OTHER (ATTACH LIST)                              ($191,427)
22. NET OTHER INCOME & EXPENSES                      ($147,053)           $0               $0               $0


REORGANIZATION EXPENSES


23. PROFESSIONAL FEES
24. U.S. TRUSTEE FEES                               $8,000
25. OTHER (ATTACH LIST)
26. TOTAL REORGANIZATION EXPENSES                   $8,000                $0               $0              $0
27. INCOME TAX
28. NET PROFIT (LOSS)                               $5,876                $0               $0              $0

ACCOUNT N DESCRIPTION                              12/31/2002 TB    ADJUSTMENTS        ADJ.TB                     LINE      REPORT
---------------------                              -------------    -----------        ------                     -----     ------
          INCOME STATEMENT
          Officer / Insider Compensation                            29,455.77          29,455.77     29,455.77    Ln 09     MOR-2

 5100     Accounting Fees                             20,000.00                        20,000.00                  Ln 11     MOR-2
 5300     Auto Expense                                 1,493.00                         1,493.00                  Ln 11     MOR-2
 5400     Bank Service Charges                         3,475.60                         3,475.60                  Ln 11     MOR-2
 5430     Bonus-Clerical                               2,100.00                         2,100.00                  Ln 11     MOR-2
 5485     Computer- Software Maintenanc                  548.36                           548.36                  Ln 11     MOR-2
 5575     Directors Fees                               4,166.00                         4,166.00                  Ln 11     MOR-2
 5600     Dues & Subscriptions                           271.50                           271.50                  Ln 11     MOR-2
 5725     Equipment, Storage Rental                    2,101.53                         2,101.53                  Ln 11     MOR-2
 5900     Insurance - Employee                         3,074.32                         3,074.32                  Ln 11     MOR-2
 5915     Insurance - Direc & Officers                 4,576.67                         4,576.67                  Ln 11     MOR-2
 5925     Insurance - Workers Comp                       500.00                           500.00                  Ln 11     MOR-2
 5930     Insurance - Auto                               213.33                           213.33                  Ln 11     MOR-2
 5935     Insurance-General                              838.84                           838.84                  Ln 11     MOR-2
 5950     Insurance-Property                             133.75                           133.75                  Ln 11     MOR-2
 6025     Legal Fees-General                           4,119.93                         4,119.93                  Ln 11     MOR-2
 6090     Meals & Entertainment                          535.07                           535.07                  Ln 11     MOR-2
 6092     Meals-Employees                              1,389.88                         1,389.88                  Ln 11     MOR-2
 6100     Miscellaneous Expense                          535.65                           535.65                  Ln 11     MOR-2
 6150     Office Expense                                  55.00                            55.00                  Ln 11     MOR-2
 6170     Payroll Service Expense                      1,437.35                         1,437.35                  Ln 11     MOR-2
 6190     Penalities                                     485.06                           485.06                  Ln 11     MOR-2
 6200     Postage                                        191.12                           191.12                  Ln 11     MOR-2
 6260     Public Expenses                              1,402.73                         1,402.73                  Ln 11     MOR-2
 6320     Repairs & Maintenance                          107.85                           107.85                  Ln 11     MOR-2
 6350     Salaries-Management                         22,900.81    (22,900.81)              0.00                  Ln 11     MOR-2
 6370     Salaries-Clerical                           41,994.64     (6,554.96)         35,439.68                  Ln 11     MOR-2
 6375     Salaries-Other                              (3,542.52)                       (3,542.52)                 Ln 11     MOR-2
 6380     Salaries-Overtime                               68.27                            68.27                  Ln 11     MOR-2
 6381     Salaries-Def Comp Amort                        167.25                           167.25                  Ln 11     MOR-2
 6382     Salaries-Def Comp Amort-option                 185.42                           185.42                  Ln 11     MOR-2
 6395     Supplies                                       277.74                           277.74                  Ln 11     MOR-2
 6420     Taxes-Other                                      6.00                             6.00                  Ln 11     MOR-2
 6440     Taxes - Payroll                              3,629.16                         3,629.16                  Ln 11     MOR-2
 6450     Taxes-Property                                 220.00                           220.00                  Ln 11     MOR-2
 6550     Telephone                                    4,742.07                         4,742.07                  Ln 11     MOR-2
 6600     Travel                                         609.05                           609.05                  Ln 11     MOR-2
 6700     Utilities                                       80.44                            80.44     95,635.10    Ln 11     MOR-2
 6300     Rent                                         8,015.51                         8,015.51                  Ln 12     MOR-2
 6310     Rent-Parking                                    70.00                            70.00      8,085.51    Ln 12     MOR-2
                                                                                                   -----------    -----
                                                                                                    133,176.38    Ln 14     MOR-2
                                                                                                   -----------    -----
 8300     Interest Expense                            40,513.44                        40,513.44     40,513.44    Ln 18     MOR-2
 8200     Depreciation Expense                         3,861.21                         3,861.21      3,861.21    Ln 19     MOR-2
 8040     Miscellaneous Income (FL Orthopedics)           (1.10)                          (1.10)                  Ln 21     MOR-2
 3400     Management Fee Income                     (180,876.21)                     (180,876.21)                 Ln 21     MOR-2
 8020     Gain/Loss on Sale of Asset                 (10,550.00)                      (10,550.00)  (191,427.31)   Ln 21     MOR-2
                                                                                                   -----------    -----
                                                                                                   (147,052.66)   Ln 22     MOR-2
                                                                                                   -----------    -----
 6250     Professional Fees-Legal                      8,000.00                         8,000.00      8,000.00    Ln 24     MOR-2
                                                                                                   -----------    -----
                                                                                                       8,00.00    Ln 25     MOR-2
                                                 --------------    ----------        -----------   -----------    -----
                                         Total:       (5,876.28)         0.00          (5,876.28)    (5,876.28)   Ln 28     MOR-2
                                                 ==============    ==========        ===========   ===========    =====
                                         Debits   23,425,527.88
                                                 --------------
                                        Credits  (23,425,527.88)
                                                 --------------
         Net Income (Loss) for Accounts Listed:      140,706.68
                                                 --------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-3

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

CASH RECEIPTS AND                                                                                     QUARTER
DISBURSEMENTS                                     MONTH               MONTH             MONTH          TOTAL
-----------------                               ---------             -----             -----         -------
1. CASH - BEGINNING OF MONTH                    $312,958


RECEIPTS FROM OPERATIONS


2. CASH SALES


COLLECTION OF ACCOUNTS RECEIVABLE


3. PREPETITION
4. POSTPETITION
5. TOTAL OPERATING RECEIPTS                   $3,594,457                 $0               $0               $0
   NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)
7. SALE OF ASSETS
8. OTHER (ATTACH LIST)
9. TOTAL NON-OPERATING RECEIPTS                       $0                 $0               $0               $0
10. TOTAL RECEIPTS                            $3,594,457                 $0               $0               $0
11. TOTAL CASH AVAILABLE -                    $3,907,415                 $0               $O               $0


OPERATING DISBURSEMENTS


12. NET PAYROLL                                  $58,421
13. PAYROLL, TAXES PAID                          $18,596
14. SALES, USE & OTHER TAXES PAID                     $0
15. SECURED / RENTAL / LEASES                    $27,045
16. UTILITIES                                        $80
17. INSURANCE                                    $54,327
18. INVENTORY PURCHASES                               $0
19. VEHICLE EXPENSES                                $439
20. TRAVEL                                            $0
21. ENTERTAINMENT                                   $687
22. REPAIRS & MAINTENANCE                           $108
23. SUPPLIES                                        $277
24. ADVERTISING
25. OTHER (ATTACH LIST)                       $3,401,200
26. TOTAL OPERATING DISBURSEMENTS             $3,561,181                 $0               $0               $0


REORGANIZATON EXPENSES


27. PROFESSIONAL FEES                            $14,119
28. U.S. TRUSTEE FEES
29. OTHER (ATTACH LIST)
30. TOTAL REORGANIZATION EXPENSES                $14,119                 $0               $0               $0
31. TOTAL DISBURSEMENTS                       $3,575,300                 $0               $0               $0
32. NET CASH FLOW                                $19,158                 $0               $0               $0
33. CASH - END OF MONTH                         $332,116                 $0               $0               $0

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                             ACCRUAL BASIS-3

                                                        MOR-3(2)
CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


OTHER - LINE 25

    PARK PHARMACY
Section 125 Payments                                             $3,667
Park LP Holdings                                                  2,000
Service Charge - Bank                                             3,455
ADP Fees                                                          1,437
Interest Bank of Texas                                           40,000
McLain & G. Wesley                                                5,000
Penalty Franchise Tax                                                88
Southwestern Bell                                                 2,641
US Postage Office                                                 1,000
Call-Hold Marketing                                                 975
Federal Express Corp                                                770
OAS Computer Supplies                                                87
Texaco                                                              840
Merrill Lynch                                                        51
Blakeman & Associates                                               222
Terrell & Terrell                                                   485
Rythym Kraze Productions                                            150
Brent Van Sickle                                                    375


        OTHER SUBS

Inventory Purchases-Amerisource                              $1,964,884
Prepaid Inventory - Cardinal Drug                                25,000
Payroll taxes                                                   131,841
Payroll Checks                                                  529,072
AP - Other                                                      686,564
Returned Item                                                        77
State Comptroller                                                   520



TOTAL LINE 25                                                $3,401,200
                                                             ==========

                                                       MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                       ACCRUAL BASIS-4

CASE NUMBER: 02-80896-SAF-11                             02/13/95, RWD, 2/96

                                                      SCHEDULE
ACCOUNTS RECIEVABLE AGING                              AMOUNT          MONTH            MONTH             MONTH
-------------------------                             --------         -----            -----             -----
1. 0-30
2. 31-60
3. 61-90
4. 91+
5. TOTAL ACCOUNTS RECEIVABLE                             $0              $0               $0                $0
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)                             $0              $0               $0                $0

AGING OF POSTPETITION TAXES AND PAYABLES                MONTH:
                                                               -----------------

                                    0-30            31-60            61-90             91+
TAXES PAYABLE                       DAYS            DAYS              DAYS             DAYS            TOTAL
-------------                       ----            -----            -----             ----            -----
1. FEDERAL
2. STATE
3. LOCAL                           $ 1,685                                                            $ 1,685
4. OTHER (ATTACH LIST)
5. TOTAL TAXES PAYABLE             $ 1,685            $0               $0               $0            $ 1,685
6. ACCOUNTS PAYABLE                $12,356                                                            $12,356

STATUS OF POSTPETITION TAXES                            MONTH:      DEC-02
                                                               -----------------

                                          BEGINNING         AMOUNT                              ENDING
                                             TAX         WITHHELD AND/       AMOUNT               TAX
FEDERAL                                   LIABILITY*      OR ACCRUED          PAID             LIABILITY
-------                                   ----------     -------------      ---------          ---------
1. WITHHOLDING**                                $0         $16,474          $(11,194)           $ 5,280
2. FICA-EMPLOYEE**                              $0         $ 5,900          $ (3,701)           $ 2,199
3. FICA-EMPLOYER**                              $0         $ 5,900          $ (3,701)           $ 2,199
4. UNEMPLOYMENT                                 $0         $   230          $      0            $   230
5. INCOME
6. OTHER (ATTACH LIST)
7. TOTAL FEDERAL TAXES                          $0         $28,504          $(18,596)           $ 9,908

STATE AND LOCAL

8. WITHHOLDING
9. SALES
10. EXCISE
I1. UNEMPLOYMENT                                           $   177          $      0            $   177
12. REAL PROPERTY
13. PERSONAL PROPERTY
14. OTHER (ATTACH LIST)
15. TOTAL STATE & LOCAL                         $0         $   177          $      0            $   177
16. TOTAL TAXES                                 $0         $28,681          $(18,596)           $10,085

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

         NOTE: PAYROLL TAX DEPOSITS ARE MADE BY ADP BY DRAFTING AGAINST OUR BANK
               1 P/R ACCOUNT, P/R TAX DEPOSITS ARE CURRENT.

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:      Dec-02
                                                               -----------------

BANK RECONCILIATIONS

                                                     Account #1       Account #2        Account #3
                                                     ----------       ----------     ----------------
A. BANK:                                              Bank One         Bank One          Bank One
B. ACCOUNT NUMBER:                                   1597588498       1597588662        1597588241
C. PURPOSE (TYPE):                                    Payroll         Section 125    Health & Welfare        TOTAL
------------------                                   ----------       -----------    ----------------        -----
1. BALANCE PER BANK STATEMENT                        $ 188,971          $84,125           $3,569
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS                      $   3,319                            $   72
4. OTHER RECONCILING ITEMS                           $(121,325)
5. MONTH END BALANCE PER BOOKS                       $  64,327          $84,125           $3,496              $0
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

                                                       DATE OF            TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE         INSTRUMENT          PRICE             VALUE
---------------------------                            --------         ----------         --------          -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                          $0                $0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                    $0

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                         ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:      Dec-02
                                                               -----------------

BANK RECONCILIATIONS

                                                     Account #1       Account #2       Account #3
                                                    -------------   -------------    ----------------
A. BANK:                                            Bank of Texas   Bank of Texas
B. ACCOUNT NUMBER:                                   2880518605       3090601755
C. PURPOSE (TYPE):                                    Operating      Disbursement                              TOTAL
------------------                                  -------------   -------------    ----------------        ---------
1. BALANCE PER BANK STATEMENT                        $ 290,158        $       0                              $ 566,823
2. ADD: TOTAL DEPOSITS NOT CREDITED                                                                          $       0
3. SUBTRACT: OUTSTANDING CHECKS                                       $ 107,209                              $ 110,601
4. OTHER RECONCILING ITEMS                                            $  (2,780)                             $(124,106)
5. MONTH END BALANCE PER BOOKS                       $ 290,158        $(109,990)          $   0              $ 332,116
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

                                                       DATE OF            TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE         INSTRUMENT          PRICE             VALUE
---------------------------                            --------         ----------         --------          -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                          $0            $      0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                $332,116

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-6

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

                                                        MONTH:   December 2002
                                                              ----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
                                    --------
                               TYPE OF                AMOUNT      TOTAL PAID
NAME                           PAYMENT                 PAID        TO DATE
----                           -------                ------      ----------
1. Craig Mackey         Salary + car allow           $10,231       $10,231
2. Philip Waltrip       Salary + car allow           $ 4,692       $ 4,692
3. Nancy Graham         Sal + car allow + bonus      $ 6,229       $ 6,229
4. See "Continuation" tab for non-Park Pharmacy
5. Insiders payments. Amount from MOR-6(2)           $20,212       $20,212
6. TOTAL PAYMENTS
   TO INSIDERS                                       $41,364       $41,364

                                                 PROFESSIONALS
                                                 -------------
                               DATE OF COURT                                                              TOTAL
                             ORDER AUTHORIZING           AMOUNT        AMOUNT          TOTAL PAID       INCURRED
NAME                              PAYMENT               APPROVED        PAID            TO DATE         & UNPAID*
----                         -----------------         --------       ------          ----------       ---------
1. Hein & Associates                                                  $10,000           $10,000
2. Bell, Nunnally & Martin                                            $ 4,119           $ 4,119
3.
4.
5.
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                        $0         $14,119           $14,119             $0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                SCHEDULED      AMOUNTS
                                                 MONTHLY         PAID            TOTAL
                                                 PAYMENTS       DURING          UNPAID
NAME OF CREDITOR                                   DUE          MONTH         POSTPETITION
----------------                                ---------      -------        ------------
1. Castlebrook Realty                             $ 7,296      $ 7,296           $    0
2. Public Industrial Property Co. Inc             $   820      $   820           $    0
3.
4. See MOR-6(2) for Park Pharmacy guarantor       $23,631      $18,929           $4,702
5. leases and other lease in name of Park
6. TOTAL                                          $31,747      $27,045           $4,702

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                         ACCRUAL BASIS-6

CASE NUMBER: 02-80896-SAF-11

                                                        MONTH:   DECEMBER 2002
                                                               -----------------

INSIDER CONTINUATION

                                         INSIDERS
                                         --------
                                        TYPE OF                  AMOUNT         TOTAL PAID
NAME                                    PAYMENT                   PAID           TO DATE
----                                    -------                  -------        ----------
l. Tommy Park***                 Sal + car allow + bonus         $ 6,103          $ 6,103
2. Kathleen Park***              Salary + bonus                  $ 3,794          $ 3,794
3. Joe Park***                   Salary                          $10,315          $10,315
4.
5.
6. TOTAL PAYMENTS
   TO INSIDERS                                                   $20,212          $20,212

         * * * NON-PARK PHARMACY CORP. EMPLOYEES

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                   SCHEDULED       AMOUNTS
                                                    MONTHLY         PAID            TOTAL
                                                   PAYMENTS        DURING          UNPAID
NAME OF CREDITOR                                     DUE            MONTH       POSTPETITION
----------------                                   --------        -------      ------------
1. **NEC America                                   $ 1,225         $ 1,225         $    0
2. U.S. Alliance Inc c/o Classic Property Mgmt     $ 4,702         $     0         $4,702
3. **Option Care Enterprises, Inc                  $ 5,036         $ 5,036         $    0
4. **Medical Park Plaza, Ltd                       $ 5,218         $ 5,218         $    0
5. *Lincoln Inwood Plaza                           $ 7,450         $ 7,450         $    0
6. TOTAL                                           $23,631         $18,929         $4,702

      *Lease in name of Park Pharmacy Corp.

      **Park Pharmacy Corp as guarantor.

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-7

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

                                                        MONTH:       DEC-02
                                                               -----------------
QUESTIONNAIRE

                                                                                    YES             NO
                                                                                    ---             --
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                               x
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                 x
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                          x
     LOANS) DUE FROM RELATED PARTIES?
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                         x
     THIS REPORTING PERIOD?
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                               x
     DEBTOR FROM ANY PARTY?
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                   x
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                             x
     PAST DUE?
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                               x
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                     x
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                 x
     DELINQUENT?
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                x
     REPORTING PERIOD?
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE

                                                                                      YES             NO
                                                                                      ---             --
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                          x
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                            x
3.   PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              INSTALLMENT PAYMENTS
                              --------------------
TYPE OF                                                                 PAYMENT AMOUNT
POLICY                  CARRIER                 PERIOD COVERED           & FREQUENCY
-------                 -------                 --------------          --------------



